UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Prologis, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! PROLOGIS, INC. 2025 Annual Meeting Vote by May 7, 2025 11:59 PM ET PROLOGIS, INC. PIER 1, BAY 1 SAN FRANCISCO, CA 94111 V65803-P26713-Z89440 You invested in PROLOGIS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 8, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receivea paper or email copy. Vote Virtually at the Meeting* May 8, 2025 1:30 P.M. Pacific Time Virtually at: www.virtualshareholdermeeting.com/PLD2025 For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 8, 2025 1:30 P.M. Pacific Time Virtually at: www.virtualshareholdermeeting.com/PLD2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Hamid R. Moghadam For 1b. Cristina G. Bita For 1c. James B. Connor For 1d. George L. Fotiades For 1e. Lydia H. Kennard For 1f. Daniel S. Letter For 1g. Irving F. Lyons III For 1h. Guy A. Metcalfe For 1i. Avid Modjtabai For 1j. David P. O’Connor For 1k. Olivier Piani For 1l. Sarah A. Slusser For 2. Advisory Vote to Approve the Company’s Executive Compensation for 2024. For 3. Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year 2025. For 4. Vote on a stockholder proposal titled “Support a Reasonable Shareholder Ability to Call for a Special Shareholder Meeting.” Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V65804-P26713-Z89440